ASSIGNMENT AND BILL OF SALE
THIS ASSIGNMENT AND BILL OF SALE (this “Assignment”), dated July 26, 2018, is from DGOC Series 18(C), L.P. (“Assignor”), a Delaware limited partnership, to Diversified Energy, LLC, an Alabama limited liability company (“Assignee”), and is effective as of 12:01 a.m. Eastern Prevailing Time on July 26, 2018 (“Effective Time”).
RECITALS
A. Assignor owns interests in various oil and gas leases, wells and related assets, as more fully described in this Assignment.
B. The Managers (the “Managers”) of DGOC Partnership Holdings II, LLC, the Managing General Partner (the “MGP”) of Assignor, and the MGP have received an opinion from Stifel, Nicolaus & Company, Incorporated to the effect that, as of the date and subject to the assumptions and qualifications set forth therein, and in respect of the Assignor and the limited partners of the Assignor (other than Assignee and its affiliates), the transaction described herein is fair, from a financial point of view to the Partnership.
C. Assignee has received reasonableness reviews from Wright & Company, Inc. indicating the value of the reserve assets of Assignor as of the date and subject to the assumptions and qualifications set forth therein.
D. The Managers determined that the transactions described herein are fair and reasonable to, and in the best interests of, Assignor and the limited partners of Assignor other than Assignee and its affiliates, and the Board has approved the transactions described herein.
E. Based on the foregoing, Assignor desires to assign all of its assets to Assignee in exchange for Assignee assuming all liabilities and obligations of Assignor, and Assignee desires to assume all such liabilities and obligations and accept the assignment of such assets from Assignor on the terms and conditions provided in this Assignment, in each case followed by the dissolution and winding up of the Assignor in accordance with the agreement of limited partnership (as amended) of the Assignor (the “Limited Partnership Agreement”).
AGREEMENT
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.
ASSIGNMENT OF ASSETS; ASSUMPTION OF LIABILITIES
1.1 Assignment of Assets. Effective as of the Effective Time, Assignor does hereby forever GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER AND DELIVER unto Assignee all of its right, title and interest in and to all properties and assets of Assignor, including all properties and assets described in Section 1.1(a) through Section 1.1(m) below that are owned or held by Assignor (collectively, the “Assets”):
(a) all oil and gas leases, (collectively, the “Leases”), together with any and all other rights, titles and interests of Assignor in and to (i) the leasehold estates created thereby and (ii) the lands covered by the Leases or included in units with which the Leases may have been pooled or unitized (the “Lands”), including in each case, fee interests, royalty interests, overriding royalty interests, production payments, net profits interests, carried interests, reversionary interests and all other interests of any kind or character;

(b) all oil, gas, water, disposal or injection wells located on the Leases and the Lands or on other leases or lands with which the Leases and/or the Lands may have been pooled or unitized (collectively, the “Wells”), and all Hydrocarbons produced therefrom or allocated thereto (the Leases, the Lands and the Wells being collectively referred to hereinafter as the “Properties”);
(c) all rights and interests in, under or derived from all unitization and pooling agreements in effect with respect to the Properties and the units created thereby which accrue or are attributable to the interests of Assignor in the Properties;
(d) all Contracts;
(e) all permits, licenses, servitudes, easements, rights-of-way and other surface agreements (the “Easements”);
(f) all equipment, machinery, fixtures, and other real, personal and mixed property, operational and nonoperational, known or unknown, located on the Properties or the other Assets described above or used or held for use primarily in connection with the Properties or other Assets described above, including well equipment, casing, rods, tanks, boilers, buildings, tubing, pumps, motors, fixtures, machinery, compression equipment, flow lines, pipelines, gathering systems, processing and separation facilities, structures, materials and other items (“Personal Property”);
(g) all Imbalances;
(h) all geophysical and other seismic and related technical data and information relating to the Assets, including any geologic and geophysical interpretations (collectively, the “Seismic Data and Information”);
(i) all of the rights, titles and interests of Assignor in and to all of the files, records, information and data, whether written or electronically stored, relating solely to the Assets, including: (i) land and title records (including abstracts of title, title opinions and title curative documents); (ii) contract files; (iii) correspondence; (iv) maps, engineering data and reports; (v) log books and operating data; and (vi) facility and well records (“Records”); provided, however, that Assignor shall have the right to retain copies of any or all such Records;
(j) all claims and causes of action and all proceeds arising from such claims and causes of action, including any settlements thereof;
(k) all audit rights;
(l) all proceeds, accounts receivable, income, revenues, cash, cash equivalents, bonds and security therefor and monies owned or held by Assignor or attributable to the Assets, including all amounts owed to Assignor by Assignee or its Affiliates or held by Assignee or its Affiliates for the benefit of Assignor; and
(m) any amounts held in suspense by Assignor or any other party (including Assignee and its Affiliates) on Assignor’s behalf.
1.2 Assumption of Liabilities. Assignee acknowledges that it is taking the Assets subject to all Assumed Obligations and, effective as of the Effective Time, hereby assumes and agrees to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid or discharged) when due all of the Assumed Obligations, and Assignor acknowledges and accepts such assumption. Assignee hereby represents, warrants and covenants to Assignor that it will have sufficient financial capability to fulfill, pay, perform and discharge when due all of the Assumed Obligations.
TO HAVE AND TO HOLD the Assets unto Assignee, its successors and assigns, forever, subject, however, to the covenants, terms and conditions set forth herein.

ARTICLE II.
DISCLAIMERS
2.1 Disclaimers of Warranties and Representations.
(a) Assignor makes no representations or warranties, express, statutory or implied, and Assignor expressly disclaims all liability and responsibility for any representation, warranty, statement or information made or communicated (orally or in writing) to Assignee or any of its Affiliates, employees, agents, consultants or representatives.
(b) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ASSIGNOR EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (I) TITLE TO ANY OF THE ASSETS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY ENGINEERING, GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, INCLUDING THE SEISMIC DATA AND INFORMATION, RELATING TO THE ASSETS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSETS, (IV) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED BY THE ASSETS, (V) THE PRODUCTION OF HYDROCARBONS FROM THE ASSETS, (VI) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSETS, (VII) THE CONTENT, CHARACTER OR NATURE OF ANY INFORMATION MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS (INCLUDING FINANCIAL STATEMENTS) PREPARED BY ASSIGNOR OR THIRD PARTIES WITH RESPECT TO THE ASSETS AND (VIII) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE TO ASSIGNEE OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREIN OR ANY DISCUSSION OR PRESENTATION RELATING THERETO. ASSIGNOR FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, OF MERCHANTABILITY, FREEDOM FROM LATENT VICES OR DEFECTS, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY ASSETS, RIGHTS OF A PURCHASER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT, ASSIGNEE SHALL BE DEEMED TO BE OBTAINING THE ASSETS IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS OR DEFECTS (KNOWN OR UNKNOWN, LATENT, DISCOVERABLE OR UNDISCOVERABLE), AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS OF THE ASSETS AS ASSIGNEE DEEMS APPROPRIATE.
(c) ASSIGNOR HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE ASSETS, AND NOTHING IN THIS ASSIGNMENT OR OTHERWISE SHALL BE CONSTRUED AS SUCH A REPRESENTATION OR WARRANTY. ASSIGNEE SHALL BE DEEMED TO BE TAKING THE ASSETS “AS IS” AND “WHERE IS” WITH ALL FAULTS FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION AND ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH ENVIRONMENTAL INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE.
(d) ASSIGNOR AND ASSIGNEE AGREE THAT, TO THE EXTENT REQUIRED TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS SECTION 2.1 ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW.

ARTICLE III.

DEFINED TERMS
3.1 Certain Defined Terms. In addition to the terms defined elsewhere in this Assignment, for purposes hereof, the following expressions and terms shall have the meanings set forth in this Section 3.1.
“Affiliate” means any Person that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, another Person. The term “control” and its derivatives with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
“Assumed Obligations” means the Liabilities of Assignor, regardless of whether such Liabilities arose prior to, on or after the date hereof.
“Contracts” means any written or oral contract or agreement to which Assignor is party or by which any of the Assets are bound, including all Leases.
“Hydrocarbons” means oil and gas and other hydrocarbons produced or processed in association therewith.
“Imbalances” means (a) any imbalance at the wellhead between the amount of Hydrocarbons produced from a Well and allocable to the interests of Assignor therein and the shares of production from the relevant Well to which Assignor is entitled and (b) any marketing imbalance between the quantity of Hydrocarbons required to be delivered by Assignor under any Contract relating to the purchase and sale, gathering, transportation, storage, processing or marketing of Hydrocarbons and the quantity of Hydrocarbons actually delivered by Assignor pursuant to the relevant Contract, together with any appurtenant rights and obligations concerning future in-kind and/or cash balancing at the wellhead and production balancing at the delivery point into the relevant sale, gathering, transportation, storage or processing facility.
“Liabilities” means any and all claims, causes of action, payments, charges, judgments, assessments, liabilities, losses, obligations, debts, damages, penalties, fines, fees, interest, charges, costs and expenses (including any attorneys’ fees, legal or other expenses incurred in connection therewith and any fees or other monies or obligations owed to or due the Assignee and its Affiliates), in each case whether known or unknown, absolute or contingent, liquidated or unliquidated, due or to become due, accrued or not accrued, asserted, unasserted or otherwise.
ARTICLE IV.
MISCELLANEOUS
4.1 Governing Law; Venue; Jury Waiver.
(a) THIS ASSIGNMENT AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION AND VENUE FOR ANY SUIT ARISING OUT OF OR RELATED TO THIS ASSIGNMENT WILL LIE EXCLUSIVELY IN COURTS LOCATED IN THE STATE OF DELAWARE.

(b) THE PARTIES HERETO AGREE THAT THEY HEREBY IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION TO ENFORCE OR INTERPRET THE PROVISIONS OF THIS ASSIGNMENT.
4.2 Construction; Interpretation. In this Assignment, unless the context otherwise indicates: (a) references to Sections, Articles and Exhibits are to the Sections, Articles and Exhibits of this Assignment and will include all clauses and sub-clauses therein; (b) unless the context otherwise requires, any reference to a statutory provision (including those contained in subordinate legislation and regulations) is a reference to such provision as amended or re-enacted or as modified by other statutory provisions from time to time and includes subsequent legislation and regulations made under the relevant statute; (c) where the context requires, words denoting the singular will also include the plural and vice versa; (d) references in this Assignment to other agreements will be a reference to such agreement as amended, supplemented and/or novated from time to time; (e) references to words importing any gender will include any other gender; (f) references to the words “include” and “including” are to be construed without limitation; (g) where a date or time period is specified, it will be deemed inclusive of the last day in such period or the date specified, as the case may be; (h) no consideration will be given to the fact or presumption that one party had a greater or lesser hand in drafting this Assignment; (i) the words “this Assignment,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Assignment as a whole and not to any particular subdivision unless expressly so limited; and (j) references to a written agreement refer to such agreement as it may be amended, modified or supplemented from time to time.
4.3 Separate Assignments. Where separate assignments of Assets have been, or will be, executed for filing with and/or approval by applicable governmental authorities, any such separate assignments (a) shall not constitute any additional assignment of the Assets, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions, or limitations on warranties, set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor to Assignee, and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.
4.4 Filings and Certain Governmental Approvals. Promptly after the date hereof, Assignee will (a) record all assignments of the Assets in all applicable real property records and (b) actively pursue the approval of all applicable governmental authorities of the assignment of the Assets to Assignee. Assignor will cooperate in such activities as reasonably requested by Assignee, at Assignee’s sole cost and expense.
4.5 Dissolution and Winding Up of the Assignor. Assignee hereby covenants and agrees that, as soon as reasonably practicable following the Effective Time, it will give such notice as is required under the Limited Partnership Agreement and applicable law, in Assignee’s capacity as managing general partner of Assignor, to cause the dissolution and winding up of Assignor as promptly as practicable in accordance with the Limited Partnership Agreement.

4.6 Successors and Assigns; Parties in Interest. The terms and provisions of this Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns. No other person shall have (a) any right, benefit, priority, or interest hereunder or as a result hereof or (b) standing to require satisfaction of the provisions hereof in accordance with their terms.
4.7 Counterparts. This Assignment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Multiple counterparts of this Assignment may be recorded in the counties of the states where the Assets are located, but the inclusion of a description of any Asset in more than one counterpart of this Assignment shall not be construed as having effected any cumulative, multiple or overlapping interest in the applicable Asset. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed an original signature hereto.
4.8 Further Assurances. After the date hereof, Assignor, on the one hand, and Assignee, on the other hand, shall execute and deliver, or shall cause to be executed and delivered from time to time, such further instruments of conveyance and transfer, and shall take such other actions as any party may reasonably request to convey and deliver the Assets and Assumed Obligations to Assignee, to perfect Assignee’s title thereto and to accomplish the orderly transfer of the Assets and Assumed Obligations to Assignee in the manner contemplated by this Assignment. If Assignor receives monies belonging to Assignee, such amount shall immediately be paid over to Assignee.

4.9 Entire Agreement. This Assignment constitutes the entire agreement among the parties hereto and supersedes any other agreements, whether written or oral, that may have been made or entered into by or among any of the parties hereto or any of their respective Affiliates relating to the transactions contemplated hereby.
4.10 Amendments. This Assignment may be amended or modified in whole or in part, and terms and conditions may be waived, only by a duly authorized agreement in writing which makes reference to this Assignment executed by each party.
4.11 Survival. All representations, warranties, covenants and agreements contained herein shall survive the consummation of the transactions described in this Assignment.
4.12 Severability. If any provision of this Assignment is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Assignment will remain in full force and effect. The parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the laws governing this Assignment, they will take any actions necessary to render the remaining provisions of this Assignment valid and enforceable to the fullest extent permitted by law and, to the extent necessary, will amend or otherwise modify this Assignment to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties to the greatest extent legally permissible.
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IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the date first above written.

ASSIGNOR:

DGOC Series 18(C), L.P.

	By:	DGOC Partnership Holdings II, LLC, its Managing General Partner

By:	/s/ Robert R. Hutson, Jr.

Name:	Robert R. Hutson, Jr.
Title:	Chief Executive Officer

ASSIGNEE:

Diversified Energy, LLC

By:	/s/ Robert R. Hutson, Jr.

Name:	Robert R. Hutson, Jr.
Title:	Chief Executive Officer

[Signature Page to Assignment and Bill of Sale]